Exhibit 99.1

MarkWest Liberty Marcellus Development Platt’s Midstream & Development Conference May 2011

Forward-Looking Statements This presentation contains forward-looking statements and information. These forward-looking statements, which in many instances can be identified by words like “could,” “may,” “will,” “should,” “expects,” “plans,” “project,” “anticipates,” “believes,” “planned,” “proposed,” “potential,” and other comparable words, regarding future or contemplated results, performance, transactions, or events, are based on MarkWest Energy Partners, L.P. (“MarkWest” and “Partnership”) current information, expectations and beliefs, concerning future developments and their potential effects on MarkWest. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct, and actual results, performance , distributions , events or transactions could vary significantly from those expressed or implied in such statements and are subject to a number of uncertainties and risks. Among the factors that could cause results, performance, distributions, events or transactions to differ materially from those expressed or implied, are those risks discussed in our Annual Report on Form 10-K for the year ended December 31, 2010, as filed with the SEC. You are urged to carefully review and consider the cautionary statements and other disclosures, including those under the heading “Risk Factors,” made in those documents. If any of the uncertainties or risks develop into actual events or occurrences, or if underlying assumptions prove incorrect, it could cause actual results to vary significantly from those expressed in the presentation, and our business, financial condition, or results of operations could be materially adversely affected. Key uncertainties and risks that may directly affect MarkWest’s performance, future growth, results of operations, and financial condition, include, but are not limited to: Fluctuations and volatility of natural gas, NGL products, and oil prices; A reduction in natural gas or refinery off-gas production which we gather, transport, process, and/or fractionate; A reduction in the demand for the products we produce and sell; Financial credit risks / failure of customers to satisfy payment or other obligations under our contracts; Effects of our debt and other financial obligations, access to capital, or our future financial or operational flexibility or liquidity; Construction, procurement, and regulatory risks in our development projects; Hurricanes, fires, and other natural and accidental events impacting our operations, and adequate insurance coverage; Terrorist attacks directed at our facilities or related facilities; Changes in and impacts of laws and regulations affecting our operations and risk management strategy; and Failure to integrate recent or future acquisitions. 2

Geographic Footprint



Corporate Office
Woodford Shale
Marcellus Shale
Granite Wash Formation
Haynesville Shale
Huron/Berea Shale

▲ SOUTHWEST
- Granite Wash, Woodford, Cotton Valley, Travis Peak, Haynesville
- 1.6 Bcf/d gathering capacity
- 580 MMcf/d processing capacity
- Arkoma Connector Pipeline JV
- Infrastructure under construction
  - 75 MMcf/d Arapaho processing expansion

NORTHEAST
- Huron/Berea Shale
- 505 MMcf/d processing capacity
- 24,000 Bbl/d NGL fractionation facility
- 260,000 barrel propane storage
- NGL marketing by truck, rail, & barge
- Infrastructure under construction
  - 60 MMcf/d Langley processing expansion
  - Complete Ranger NGL pipeline

LIBERTY
- Marcellus Shale
- JV with The Energy & Minerals Group
- 300 MMcf/d gathering capacity
- 490 MMcf/d cryogenic processing
- Infrastructure under construction
  - 455 MMcf/d processing capacity
  - 60,000 Bbl/d fractionator
- Planned 50,000 Bbl/d Mariner East and 65,000 Bbl/d Mariner West project

GULF COAST
- 140 MMcf/d cryogenic gas plant processing refinery off-gas
- 29,000 Bbl/d NGL fractionation capacity
- NGL marketing and transportation

MARKWEST ENERGY PARTNERS, L.P. 3

Growth Driven by Customer Satisfaction 4 Since 2006, MarkWest has Ranked #1 or #2 in Natural Gas Midstream Services Customer Satisfaction EnergyPoint Research, Inc. Customer Satisfaction Survey

MarkWest's Commitment to Major Emerging Resource Plays

Targeted growth capital investments* since 2006 ……



($ in millions)
700
600
500
400
300
200
100
0
2004
2005
2006
2007
2008
2009
2010
2011F
Acquisitions
Develop Emerging Resource Plays
Build Base Production

* Includes growth capital that has been funded or is expected to be funded through divestiture activities and joint ventures, including contributions from our joint venture partners.

….. are driving strong, long-term volume growth in resource plays.



MMcf/d
1,800
1,600
1,400
1,200
1,000
800
600
400
200
0
Emerging Resource Plays
Base Production (Conventional / Tight Sand)
2007
2008
2009
2010
2011F

MARKWEST ENERGY PARTNERS, L.P.

5

2011 Financial Forecast

2011 DCF forecast of $280 million to $320 million

2011 growth capital forecast of $650 million to $700 million*



Southwest
$80 to $90
Northeast
$270 to $280
Liberty
$300 to $330

Liberty

- Liquids-rich gas gas gathering system
- Houston III processing plant
- Majorsville II processing plant
- Mobley I processing plant
- New 200 MMcf/d processing facility in northern WV
- Fractionation facility
- NGL pipeline
- Railyard / truck loading facility

Northeast

- Langley III processing plant
- Completion of Ranger NGL pipeline

EQT Acquisition:

- Langley processing complex
- ~28,000 horsepower of compression
- Partially constructed Ranger NGL pipeline

Southwest

- Arapaho III processing plant
- Haynesville gathering lines
- Compressor / pipeline additions
- New well connects / trunklines
- Other expansion

* Includes the $230 million Langley/Ranger acquisition from EQT

MARKWEST ENERGY PARTNERS, L.P. 6

Cost of Equity Capital Source: Morgan Stanley / FactSet 7 0% 2% 4% 6% 8% 10% 12% KMP ETP PAA HEP TLP NGLS GLP NS SXL WPZ DPM OKS BWP NKA RGNC CPNO XTEX TCLP EEP BPL CMLP SEP PNG EPB GEL EPD MWE CHKM MMP DEP WES Cost of Equity Capital LP GP

Long-term Appalachian History MarkWest is the largest gas processor and fractionator in the Appalachian Basin MarkWest operates five gas processing plants with total capacity of approximately 505 MMcf/d, including recently acquired Langley complex NGLs are transported to Siloam for fractionation, storage, and marketing Existing propane and heavier fractionation capacity of 24,000 Bbl/d Existing storage capacity of approximately 260,000 barrels Midstream infrastructure under construction 60 MMcf/d expansion of cyrogenic processing capacity at Langley complex Complete Ranger NGL pipeline The Northeast provides premium NGL markets Fractionating NGLs into purity products is critical Marketing options must include truck, rail, and pipeline Storage is essential 8 MarkWest has operated vertically integrated gas processing and NGL fractionation, storage, and marketing in the Northeast for more than 20 years

MarkWest Liberty Overview Joint Venture with The Energy & Minerals Group Competitive advantages Significant first mover advantage in the prolific Marcellus Shale with key producer acreage dedications of up to 300,000 liquids-rich acres Critical gathering, processing, transportation, fractionation, marketing, and storage infrastructure Infrastructure is new and highly fuel efficient Extensive NGL marketing experience in the Northeast Market access Interconnected to Columbia Gas Transmission (CGT) and TEPPCO Products Pipeline Gathering system Approximately 300 MMcf/d gathering capacity Gas processing 490 MMcf/d cryogenic processing capacity 625 MMcf/d of cryogenic processing capacity by mid 2011 NGL fractionation 27,000 Bbl/d depropanizer (partial fractionation) Complete remaining portion of 60,000 Bbl/d fractionator by 3Q11 9

MarkWest Liberty Marcellus Development 10 ` Ohio West Virginia Pennsylvania Ohio MarkWest Liberty is developing integrated and scalable gathering, processing, fractionation, and marketing infrastructure to support production in excess of 1 Bcf/d TEPPCO PRODUCTS PIPELINE 65 miles 100 – 125 miles 45 miles 100 – 150 miles 12 16 – 20 70,000 Hp 100,000 Hp New Processing Facility Confidential New Facility (mid 2012) 200 MMcf/d NGL Pipeline to Connect New Facility

Additional Marcellus Development Being Evaluated 11 ` Ohio West Virginia Pennsylvania Ohio MarkWest Liberty is developing integrated and scalable gathering, processing, fractionation, and marketing infrastructure to support production in excess of 1 Bcf/d TEPPCO PRODUCTS PIPELINE 65 miles 100 – 125 miles 45 miles 100 – 150 miles 12 16 – 20 70,000 Hp 100,000 Hp New Processing Facility Confidential New Facility (mid 2012) 200 MMcf/d NGL Pipeline to Connect New Facility Majorsville Processing Complex Majorsville III 135 MMcf/d Mobley, WV Mobley II 120 MMcf/d

Houston Processing and Fractionation Complex 12

Majorsville Processing Complex 13

Tremendous Growth Opportunities ... Connecting the Dots 14 Siloam Kenova Cobb Kermit Boldman Majorsville Houston Langley Mobley

Key Liberty Marcellus Project Milestones 15 PROCESSING CAPACITY July 2011 625 MMcf/d Mid-2012 Just under 1 Bcf/d Under evaluation 450 MMcf/d PURITY ETHANE RECOVERY CAPACITY July 2011 40,000 Bbl/d 15,000 Bbl/d of ‘must recover’ 25,000 Bbl/d of ‘optional recover’ Mid-2012 70,000 Bbl/d 30,000 Bbl/d of ‘must recover’ 40,000 Bbl/d of ‘optional recover’

1515 Arapahoe Street Tower 1, Suite 1600 Denver, Colorado 80202 Phone: 303-925-9200 Investor Relations: 866-858-0482 Email: investorrelations@markwest.com Website: www.markwest.com 16